Exhibit 10.3

ACKNOWLEDGEMENT AND CONSENT AGREEMENT
ACKNOWLEDGEMENT AND CONSENT AGREEMENT (this "Agreement"), made as of this 1st day of September, 2011 (the "Effective Date"), is by and among GKK STARS ACQUISITION LLC, a Delaware limited liability company ("GKK Stars"), GOLDMAN SACHS MORTGAGE COMPANY, a New York limited partnership ("Goldman"), CITICORP NORTH AMERICA, INC., a New York corporation ("CINAI"), KBS ACQUISITION SUB, LLC, a Delaware limited liability company, as successor-in-interest to SLG Stars Mortgage Loan LLC, a Delaware limited liability company ("SLG Mortgage") as successor-in-interest to SL GREEN REALTY CORP., a Maryland corporation, ("KBSAS"; and, together with Goldman and Citi, individually and collectively, "Mortgage Lender"), KBS Debt Holdings Mezz Holder, LLC, a Delaware limited liability company ("KBSDH"), KBS GKK Participation Holdings I, LLC, a Delaware limited liability company ("KBSPHI"), and KBS GKK Participation Holdings II, LLC, a Delaware limited liability company ("KBSPHII"; and, together with KBSDH and KBSPHI, collectively, "KBS" or "Senior Mezzanine Lender"); and KBSAS, as successor-in-interest to SLG Stars Mezz Loan, a Delaware limited liability company ("SLG Mezz"), Goldman and Citi (in their capacities as lenders under the Junior Mezzanine Loan Agreement (as hereinafter defined), individually and collectively, "Junior Mezzanine Lender"; and, collectively with the Mortgage Lender and Senior Mezzanine Lender, the "Lender"), KBS ACQUISITION HOLDINGS, LLC, a Delaware limited liability company, ("Newco") and CITIGROUP FINANCIAL PRODUCTS INC. (“Citi Financial”, together with CINAI, “Citi”) Capitalized terms not defined herein shall have the meanings set forth in the Settlement Agreement (as defined below). For purposes of this Agreement, the terms “Citi” and “Goldman” shall be deemed to include Citi and Goldman in their capacities as Mortgage Lender, Junior Mezzanine Lender and lender under KBS Master Repurchase Agreement.
W I T N E S S E T H
WHEREAS, KBS, KBSAS, Newco and GKK Stars are parties to that certain Collateral Transfer and Settlement Agreement dated as of the date hereof (the “Settlement Agreement”);
WHEREAS, KBS, KBSAS, Newco and GKK Stars have requested Citi and Goldman’s consent to the execution of the Settlement Agreement;
NOW, THEREFORE, in consideration of the covenants and mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby agree as follows:
1. Consent. Citi and Goldman hereby acknowledge and agree that Citi and Goldman (i) have received and reviewed a complete copy of the Settlement Agreement, and (ii) consent to the execution of the Settlement Agreement by KBS, KBSAS, Newco and GKK Stars. Citi and Goldman hereby acknowledge and agree that upon execution of this Agreement, they shall become a party to the Agreement with regards to Sections 4.1, 4.2, 11.7 and 11.12 and Articles IX and X thereof (the "Joinder Sections"), and shall be fully bound by, and subject to, all of the covenants, terms and conditions of the Joinder Sections as though an original party to the Agreement.

2. Representations and Warranties. (a) (i) Citi and Goldman acknowledge and confirm the accuracy of the representations and warranties set forth in Section 7.1 of the Settlement Agreement, that such representations and warranties shall survive in accordance with Section 7.2 of the Settlement Agreement and that KBS, KBSAS, Newco and GKK Stars are relying on such representations and warranties in executing the Settlement Agreement. (ii) KBS acknowledges and confirms the accuracy of the representations and warranties set forth in Section 7.1 of the Settlement Agreement, that such representations and warranties shall survive in accordance with Section 7.2 of the Settlement Agreement and that Citi, Goldman, KBSAS, Newco and GKK Stars are relying on such representations and warranties in executing the Settlement Agreement. (iii) GKK Stars acknowledges and confirms the accuracy of the representations and warranties set forth in Section 8.1 of the Settlement Agreement, that such representations and warranties shall survive in accordance with Section 8.2 of the Settlement Agreement and that Citi, Goldman, and KBS are relying on such representations and warranties in executing the Settlement Agreement; and
(b) Further to the foregoing, each of Citi and Goldman hereby, each with respect to itself only, represents and warrants to KBS, KBSAS, Newco and GKK Stars that: (i) it is duly and legally authorized to enter into this Agreement and to consummate the transactions contemplated hereby; (ii) the person executing this Agreement on behalf of Citi and Goldman and any other document or instrument executed and delivered by either Citi or Goldman in connection with this Agreement and/or the Settlement Agreement has the full power and authority to execute and deliver all such documents and instruments and to cause each of Citi and Goldman to perform any act which may be necessary pursuant to the terms of this Agreement or such other documents or instruments; (iii) this Agreement and any documents or instruments executed by Citi and Goldman in connection herewith constitute the legal, valid and binding obligations of the Citi and Goldman, enforceable against Citi and Goldman in accordance with their terms, subject to bankruptcy, creditors’ rights, and equitable principles; and (iv) each is a sophisticated party, acting without duress and upon the advice of its own independent counsel (which has advised such parties that its undertakings with respect to the transactions are fully enforceable).
3. Releases and Guarantys. Contemporaneously with the execution of this Agreement (i) Citi and Goldman shall deliver the releases to GKK Stars as set forth in Section 4.2 of the Settlement Agreement, which releases shall not be effective until the Release Effective Date and (ii) GKK Stars shall deliver the releases to KBS, Citi and Goldman as set forth in Section 4.2 of the Settlement Agreement, which releases shall not be effective until the Release Effective Date and (iii) GKK Stars shall deliver (a) to KBS, KBSAS, Citi and Goldman the fully executed Gramercy Back-up Guaranty and (b) to KBS, KBSAS, Newco, Citi and Goldman the fully executed Amended and Restated Carveout Guaranty.
4. Third Party Beneficiary. Citi and Goldman shall be deemed as intended third party beneficiaries of the Settlement Agreement with the authority to enforce the terms of the Settlement Agreement, provided, however, that in the absence of the delivery of the notice to GKK Stars pursuant to Section 11.12 of the Settlement Agreement, GKK Stars or its affiliates shall not be required to take any action requested by Citi or Goldman with respect to the Senior Mezzanine Loan or Junior Mezzanine Loan that is inconsistent with the directions provided to GKK Stars by KBS or KBSAS.

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5. No Amendments or Modifications. So long as any amounts remain outstanding under the Master Repurchase Agreement and such amounts are not indefeasibly paid, the Settlement Agreement may not be amended or modified except by an agreement in writing executed by GKK Stars, KBS, Newco, Citi and Goldman.
6. Further Actions by KBS. KBS hereby agrees that, so long as any amounts remain outstanding under Master Repurchase Agreement and such amounts are not indefeasibly paid, KBS will not take any of the following actions without the express written consent of Citi and Goldman: (i) amend or modify the Deed in Lieu Agreement with respect to the Dana portfolio, (ii) amend or modify the “Partial Satisfaction Amounts” set forth in Schedule G to the Settlement Agreement or the “Aggregate Satisfaction Amount” set forth in Schedule G to the Settlement Agreement, (iii) give GKK Stars the option to assign the Equity Interests in the PB Capital Loan Entity to an entity which is not collectively 100% owned, directly or indirectly, by KBSAS, or (iv) execute the FSI LA Amendment. KBS or KBSAS shall not assign, transfer or convey, directly or indirectly, the Senior Mezzanine Loan, any interest therein or any interest in the Participation Agreements (as defined in the KBS Master Repurchase Agreement) without the consent of Citi and Goldman. KBS, KBSAS, GKK Stars and Newco agree that any action taken by KBS, KBSAS, GKK Stars or Newco in violation of this Agreement shall be deemed null and void.
7. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the each of the undersigned and each of the undersigned’s successors, assigns and legal representatives.
8. Interpretation. The headings preceding the text of this Agreement are for convenience only and shall not be deemed part of this Agreement or be given any effect in interpreting this Agreement.
9. Counterparts. This Agreement may be executed in any number of counterparts (whether original, facsimile or portable document format), each of which when executed and delivered shall be deemed to be an original and all such counterparts together shall constitute one and the same instrument.
10. Severability. If any provision of this Agreement is determined by a court of competent jurisdiction to be invalid, illegal or unenforceable, that provision shall be deemed severed from this Agreement and the validity, legality of enforceability of the remaining provisions or obligations shall remain in full force as though invalid, illegal or unenforceable provision had never been a part of this Agreement.
11. Notices. The address and fax number for notices to KBS, KBSAS and Newco under this Agreement shall be the address and fax number set forth in the Section 11.10 of the Settlement Agreement. The address and fax numbers for notices to Citi and Goldman under this Agreement shall be:
Goldman Sachs Mortgage Company
200 West Street
New York, New York 10282
Attention: Anthony Preisano

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and
Citicorp North America, Inc.
388 Greenwich Street
New York, New York 10013
Attention: Michael Schadt
with copy to
Weil, Gotshal & Manges LLP
767 Fifth Avenue
New York, New York 10153
Attention: Samuel M. Zylberberg, Esq. (EG)
12. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without regard to choice of law rules and without the reference to any rule, custom or canon requiring construction against the draftsman.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and sealed as of the day and year first above written.

GKK STARS:
GKK STARS ACQUISITION LLC,
a Delaware limited liability company

By:	/s/ Roger Cozzi
Name:    Roger Cozzi
Title: Chief Executive Officer

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MORTGAGE LENDER:
GOLDMAN SACHS MORTGAGE COMPANY,
a New York limited partnership

By:	Goldman Sachs Real Estate Funding
Corp., its general partner

By:	/s/ Mark J. Buono
Name: Mark J. Buono
Title: Authorized Signatory

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CITICORP NORTH AMERICA, INC.,
a New York corporation

By:	/s/ James Fraser
Name: James Fraser
Title: Vice President

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KBS ACQUISITION SUB, LLC,
a Delaware limited liability company

By:	KBS ACQUISITION HOLDINGS, LLC,
a Delaware limited liability company,
its sole member

By:	KBS GKK PARTICIPATION HOLDINGS I, LLC,
a Delaware limited liability company,
its sole member

By:	KBS DEBT HOLDINGS, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP,
a Delaware limited partnership,
its manager

By:	KBS REAL ESTATE INVESTMENT TRUST, INC.,
a Maryland corporation,
its sole general partner

By:	/s/ David E. Snyder
David E. Snyder
Chief Financial Officer

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SENIOR MEZZANINE LENDER:
KBS DEBT HOLDINGS MEZZ HOLDER, LLC,
a Delaware limited liability company

By:	KBS DEBT HOLDINGS, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP,
a Delaware limited partnership,
its manager

By:	KBS REAL ESTATE INVESTMENT TRUST, INC.,
a Maryland corporation,
its sole general partner

By:	/s/ David E. Snyder
David E. Snyder
Chief Financial Officer

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KBS GKK PARTICIPATION HOLDINGS I, LLC,
a Delaware limited liability company

By:	KBS DEBT HOLDINGS, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP,
a Delaware limited partnership,
its manager

By:	KBS REAL ESTATE INVESTMENT TRUST, INC.,
a Maryland corporation,
its sole general partner

By:	/s/ David E. Snyder
David E. Snyder
Chief Financial Officer

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KBS GKK PARTICIPATION HOLDINGS II, LLC,
a Delaware limited liability company

By:	KBS DEBT HOLDINGS, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP,
a Delaware limited partnership,
its manager

By:	KBS REAL ESTATE INVESTMENT TRUST, INC.,
a Maryland corporation,
its sole general partner

By:	/s/ David E. Snyder
David E. Snyder
Chief Financial Officer

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REPO LENDERS:
GOLDMAN SACHS MORTGAGE COMPANY,
a New York limited partnership

By:	Goldman Sachs Real Estate Funding Corp.,
its general partner

By:	/s/ Mark J. Buono
Name: Mark J. Buono
Title: Authorized Signatory

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CITIGROUP FINANCIAL PRODUCTS INC.,
a New York corporation

By:	/s/ Richard B. Schlenger
Name:    Richard B. Schlenger
Title: Authorized Signatory

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JUNIOR MEZZANINE LENDER:
GOLDMAN SACHS MORTGAGE COMPANY,
a New York limited partnership

By:	Goldman Sachs Real Estate Funding Corp.,
its general partner

By:	/s/ Mark J. Buono
Name: Mark J. Buono
Title: Authorized Signatory

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CITICORP NORTH AMERICA, INC.,
a New York corporation

By:	/s/ James Fraser
Name: James Fraser
Title: Vice President

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KBS ACQUISITION SUB, LLC,
a Delaware limited liability company

By:	KBS ACQUISITION HOLDINGS, LLC,
a Delaware limited liability company,
its sole member

By:	KBS GKK PARTICIPATION HOLDINGS I, LLC,
a Delaware limited liability company,
its sole member

By:	KBS DEBT HOLDINGS, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP,
a Delaware limited partnership,
its manager

By:	KBS REAL ESTATE INVESTMENT TRUST, INC.,
a Maryland corporation,
its sole general partner

By:	/s/ David E. Snyder
David E. Snyder
Chief Financial Officer

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NEWCO:
KBS ACQUISITION HOLDINGS, LLC,
a Delaware limited liability company

By:	KBS GKK PARTICIPATION HOLDINGS I, LLC,
a Delaware limited liability company,
its sole member

By:	KBS DEBT HOLDINGS, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP,
a Delaware limited partnership,
its manager

By:	KBS REAL ESTATE INVESTMENT TRUST, INC.,
a Maryland corporation,
its sole general partner

By:	/s/ David E. Snyder
David E. Snyder
Chief Financial Officer

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